UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                             Form 8-K

                           Current Report

               Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
                                                October 1, 2006
                                                ---------------

                       A.P. Pharma, Inc.
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     (Exact name of registrant as specified in its charter)

                            000-16109
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                    (Commission File Number)

Delaware                                             94-2875566
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(State or other jurisdiction                    (I.R.S. Employer
of incorporation)                            Identification No.)


                       123 Saginaw Drive
                     Redwood City, CA 94063
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    (Address of principal executive offices, with zip code)

                        (650) 366-2626
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      (Registrant's telephone number, including area code)

                               N/A
  -------------------------------------------------------------
  (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the
      Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the
      Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b)
      under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 1.01 Entry into a material Definitive Agreement

On October 1, 2006, the Company and RHEI Pharmaceuticals, Inc.
(RHEI) issued a joint press release announcing that the Company had granted exclusive license to RHEI to develop and sell APF530 in Greater China (as defined in the release). APF530 is currently in Phase 3 trials in the United States for the prevention of acute and delayed chemotherapy induced nausea and vomiting. The text of the press release is attached hereto as
Exhibit 99.1.

The agreement calls for an up front payment to the Company and includes provisions for milestone payments and double digit percentage royalties on future net sales. Specific license terms were not disclosed.



Item 9.01 Financial Statements and Exhibits.
(c)   Exhibits
Exhibit 99.1  Press release dated October 1, 2006



                             SIGNATURES


	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              A.P. PHARMA, INC.



Date:  October 3, 2006       By: /s/ Stephen C. Whiteford
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                                 Stephen C. Whiteford
                                 Vice President, Finance and
                                 Chief Financial Officer